EXHIBIT 10.1
EXECUTION VERSION

INCREMENTAL AMENDMENT dated as of
September 28, 2016 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 20, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among COMPASS MINERALS INTERNATIONAL, INC., a Delaware corporation (the “US Borrower”), COMPASS MINERALS CANADA CORP., a corporation continued and amalgamated under the laws of the province of Nova Scotia, Canada (the “Canadian Borrower”), COMPASS MINERALS UK LIMITED, a company incorporated under the laws of England and Wales (the “UK Borrower” and, together with the US Borrower and the Canadian Borrower, the “Borrowers”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;
WHEREAS the US Borrower intends to incur Incremental Term Loans in an aggregate principal amount not to exceed $450,000,000 (the “Incremental Tranche A-1 Term Loans”) in accordance with Section 2.26 of the Credit Agreement, the proceeds of which will be used (a) to purchase (the “Produquímica Acquisition”) the remaining Equity Interests of Produquímica Industria e Comercio S.A. (the “Company”) such that, upon the consummation of such purchase, the Company and its subsidiaries (the assets of which shall include a 50% ownership interest in the Fermavi joint venture) shall be wholly-owned by Compass Minerals do Brasil Ltda, (b) to refinance certain Indebtedness of the Company (the “Refinancing”), (c) to pay fees and expenses related to the foregoing and to this Amendment and (d) to the extent of any such proceeds remaining after application in accordance with the foregoing clauses (a), (b) and (c), for ongoing working capital requirements of the US Borrower and its Restricted Subsidiaries and other general corporate purposes;
WHEREAS the US Borrower has requested, and the Required Lenders have consented to, the amendment of certain provisions of the Credit Agreement as set forth herein and also such amendments to permit the incurrence of the Incremental Tranche A-1 Term Loans under the Credit Agreement;
WHEREAS the US Borrower has requested that the financial institutions set forth on Schedule I hereto (the “Incremental Tranche A-1 Term Lenders”) commit to make the Incremental Tranche A-1 Term Loans on the Amendment Effective Date (the

commitment of each Incremental Tranche A-1 Term Lender to provide its applicable portion of the Incremental Tranche A-1 Term Loans, as set forth opposite such Incremental Tranche A-1 Term Lender’s name on Schedule I hereto, is such Incremental Tranche A-1 Term Lender’s “Incremental Tranche A-1 Term Commitment”);
WHEREAS the Incremental Tranche A-1 Term Lenders are willing to make the Incremental Tranche A-1 Term Loans to the US Borrower on the Amendment Effective Date on the terms and subject to the conditions set forth herein;
WHEREAS this Amendment constitutes an Incremental Amendment under the Credit Agreement; and
WHEREAS (a) JPMorgan Chase Bank, N.A. has been appointed as a joint lead arranger, a joint bookrunner and the administrative agent, (b) each of Bank of America, N.A. and PNC Bank, National Association have been appointed as a joint lead arranger, a joint bookrunner and a co-syndication agent and (c) each of Coöperatieve Rabobank U.A., New York Branch, Fifth Third Bank and Bank of Montreal have been appointed as co-documentation agents, in each case in respect of the Incremental Tranche A-1 Term Commitments and the Incremental Tranche A-1 Term Loans.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Incremental Tranche A-1 Term Loans.
(a)     Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, each Incremental Tranche A-1 Term Lender agrees, severally and not jointly, to make, on the Amendment Effective Date, an Incremental Tranche A-1 Term Loan to the US Borrower in an aggregate principal amount equal to its Incremental Tranche A-1 Term Commitment. The Net Cash Proceeds of the Incremental Tranche A-1 Term Loans shall be used by the US Borrower for the purposes set forth in the recitals to this Amendment. The transactions contemplated by this Section 1(a) are collectively referred to as the “Incremental Facility Transactions”.
(b)     On and after the Amendment Effective Date, (i) each reference to the terms “Term Loan Commitment” and “Commitment” in the Loan Documents shall be deemed to include the Incremental Tranche A-1 Term Commitments, (ii) each reference to the terms “Term Loans” and “Loans” in the Loan Documents shall be deemed to include the Incremental Tranche A-1 Term Loans and (iii) each reference to the terms “Term Lender” and “Lender” in the Loan Documents shall be deemed to include the Incremental Tranche A-1 Term Lenders. For the avoidance of doubt, (i) the Incremental Tranche A-1 Term Commitments shall constitute “Incremental Term Commitments”, (ii) the Incremental Tranche A-1 Term

Loans shall constitute “Incremental Term Loans” and (iii) the Incremental Tranche A-1 Term Lenders shall constitute “Incremental Term Lenders”, in each case for purposes of the Loan Documents.
(c)     On and after the Amendment Effective Date, the Incremental Tranche A-1 Term Loans shall constitute a separate Class of Term Loans for all purposes of the Credit Agreement.
(d)     The Term Loan Maturity Date with respect to the Incremental Tranche A-1 Term Loans shall be July 1, 2021 (the “Incremental Tranche A-1 Term Maturity Date”); provided, however, that if the Produquímica Acquisition and the Refinancing shall not have occurred on or prior to December 31, 2016, then the Incremental Tranche A-1 Term Maturity Date shall be December 31, 2016.
(e)     The US Borrower may make only one Borrowing under the Incremental Tranche A-1 Term Commitments on the Amendment Effective Date. Any amount borrowed under this Section 1 and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.11 and 2.12 of the Credit Agreement, all amounts owed with respect to the Incremental Tranche A-1 Term Loans shall be paid in full no later than the Incremental Tranche A-1 Term Maturity Date. Each Incremental Tranche A-1 Term Lender’s Incremental Tranche A-1 Term Commitment shall terminate immediately and without further action on the Amendment Effective Date after giving effect to the initial funding of such Incremental Tranche A-1 Term Lender’s Incremental Tranche A-1 Term Loans on the Amendment Effective Date. The Incremental Tranche A-1 Term Loans shall be denominated in Dollars.
(f)         The US Borrower shall repay to the Incremental Tranche A-1 Term Lenders the Incremental Tranche A-1 Term Loans on the last day of each March, June, September and December, beginning with December 31, 2016, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Incremental Tranche A-1 Term Loans outstanding on the Amendment Effective Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the priority set forth in Section 2.12 of the Credit Agreement); provided, however, that the final principal repayment installment of the Incremental Tranche A-1 Term Loans shall be repaid on the Incremental Tranche A-1 Term Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Incremental Tranche A-1 Term Loans outstanding on such date.
(g)     The Applicable Margin in respect of the Incremental Tranche A-1 Term Loans shall be (i) in the case of Eurocurrency Loans, 2.00% per annum and (ii) in the case of Base Rate Loans, 1.00% per annum.
SECTION 2.     Amendments to the Credit Agreement.

(a)     Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“First Incremental Amendment” shall mean the Incremental Amendment dated as of September 28, 2016, among each Borrower, the Administrative Agent and the Lenders party thereto.
“First Incremental Effective Date” shall mean the date on which the First Incremental Amendment becomes effective in accordance with its terms.
“Incremental Tranche A-1 Term Loans” shall mean the Incremental Term Loans made to the US Borrower on the First Incremental Effective Date in accordance with Section 1 of the First Incremental Amendment.
(b)     Section 2.11(c) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:
In addition to the foregoing, no later than the date of receipt by any Group Member of any Net Cash Proceeds from the incurrence of any Indebtedness for borrowed money of any Group Member under clause (n)(ii), (r), (s) or (u) of Section 6.01, the US Borrower shall prepay the principal amount of the outstanding Incremental Tranche A-1 Term Loans, if any, as set forth in Section 2.12(b) in an aggregate amount equal to 100% of such Net Cash Proceeds.
(c)     Section 2.12(b) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:
Notwithstanding the foregoing, any amount required to be paid pursuant to the last sentence of Section 2.11(c) shall be applied solely to prepay the outstanding Incremental Tranche A-1 Term Loans, if any, and applied within such Class as set forth in clauses (i) and (ii) of this Section 2.12(b).
(d)     The Lenders party hereto hereby agree that (i) solely for purposes of permitting the Incremental Facility Transactions, the cap on the aggregate principal amount of Incremental Commitments set forth in subclause (A) of Section 2.26(a) of the Credit Agreement (the “Incremental Starter Basket”) shall be increased by an additional $150,000,000 (the amount of such increase, the “Additional Incremental Starter Basket”) (it being understood and agreed that (A) the incurrence of the Incremental Tranche A-1 Term Loans shall constitute a utilization of Incremental Commitments pursuant to, first, the Incremental Starter Basket (prior to giving effect to the Additional Incremental Starter Basket) and, second, the Additional Incremental Starter Basket and (B) the Additional Incremental Starter Basket may only be used to permit the Incremental Facility Transactions), and (ii) the Produquímica Acquisition is deemed to be a Permitted Acquisition for all purposes under the Credit Agreement. In the event that the Produquímica Acquisition and the Refinancing shall not have occurred on or prior to December 31, 2016, and the Incremental Tranche A-1 Term Loans have been repaid or prepaid in full on or prior to such date, the Incremental Starter Basket shall be increased by an amount equal to the aggregate principal amount of the Incremental Tranche A-1 Term Loans so repaid or prepaid (without duplication of any increase in the Incremental Starter Basket that results from the operation of Section 2.26(a) of the Credit Agreement); provided that the aggregate principal amount of the Incremental Starter Basket shall, in no event, exceed $300,000,000.
(e)     Section 2 of Schedule 5.18 of the Credit Agreement is hereby amended by deleting the text “No later than 90 days after the Closing Date” and replacing it with the text “No later than 60 days after the First Incremental Effective Date”.
SECTION 3.     Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:
(a)     This Amendment has been duly authorized, executed and delivered by an authorized officer of such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.
(b)     The reaffirmation attached to this Amendment as Exhibit A (the “Reaffirmation”) has been duly authorized, executed and delivered by a duly authorized officer of the US Borrower and each Domestic Subsidiary Guarantor and constitutes a legal, valid and binding obligation of the US Borrower and each Domestic Subsidiary Guarantor, enforceable against the US Borrower and each Domestic Subsidiary Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.     Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”):
(a)     the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of each Borrower, the Administrative Agent, each Incremental Tranche A-1 Term Lender and the Required Lenders, (ii) counterparts of the Reaffirmation that, when taken together, bear the signatures of the US Borrower and each Domestic Subsidiary Guarantor, (iii) a certificate of the secretary or assistant secretary (or other officer reasonably acceptable to the Administrative Agent) of the US Borrower and each Domestic Subsidiary Guarantor dated as of the Amendment Effective Date in a form substantially consistent with the certificates delivered on the Closing Date pursuant to Section 4.01(i)(ii) of the Credit Agreement and certifying that (A) attached thereto is a true and complete copy of the Organizational Documents of such Loan Party as in effect on the Amendment Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or similar governing body of such Loan Party (and, if applicable, any parent company of such Loan Party) approving and authorizing the execution, delivery and performance, as applicable, of this Amendment and the Reaffirmation and the consummation of the Incremental Facility Transactions, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation, formation or organization, as applicable, of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (v) below and (D) as to the incumbency and specimen signature of each Person authorized to execute the Amendment or the Reaffirmation, as applicable, or any other document delivered in connection with this Amendment on behalf of such Loan Party, (iv) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary (or other officer reasonably acceptable to the Administrative Agent) executing each certificate pursuant to clause (iii) above, (v) a copy of the certificate of good standing of each of the US Borrower and each Domestic Subsidiary Guarantor from the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Loan Party is organized (dated as of a date reasonably near the Amendment Effective Date) and (vi) customary executed legal opinions of Latham & Watkins LLP, special counsel to the Loan Parties, dated as of the Amendment Effective Date, addressed to the Administrative Agent and the Lenders and covering such matters relating to this Amendment and the Incremental Facility Transactions as the Administrative Agent may reasonably request;
(b)     as of the Amendment Effective Date, no Event of Default shall have occurred and be continuing or would exist after giving effect to the Incremental Tranche A-1 Term Commitments;
(c)     each representation and warranty set forth in Section 3 hereof and each other representation and warranty made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representation and warranty expressly relates to an earlier date (in which case such representation and warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(d)     after giving pro forma effect to this Amendment and the Incremental Tranche A-1 Term Commitments and the Incremental Tranche A-1 Term Loans (including the use of proceeds thereof), the US Borrower shall be in pro forma compliance with the covenants set forth in Section 6.13 of the Credit Agreement, recomputed as of the last day of the most recently ended Test Period (without netting the cash proceeds of the Incremental Tranche A-1 Term Loans);
(e)     the fees and expenses required to be paid pursuant to Section 9 hereof shall have been paid on or substantially simultaneously with (but in no event later than) the Amendment Effective Date;
(f)     the US Borrower shall have delivered to the Administrative Agent, in accordance with Section 2.02 of the Credit Agreement, a Borrowing Notice with respect to the Borrowing of the Incremental Tranche A-1 Term Loans to be made on the Amendment Effective Date; and
(g)     the US Borrower shall have delivered to the Administrative Agent (i) a completed Flood Certificate with respect to each Mortgaged Property, which Flood Certificate shall (A) be addressed to the Administrative Agent, (B) be completed by a company which has guaranteed the accuracy of the information contained therein, and (C) otherwise comply with the Flood Program; (ii) evidence describing whether the community in which each Mortgaged Property is located participates in the Flood Program; (iii) if any Flood Certificate states that a Mortgaged Property is located in a Flood Zone, the US Borrower’s written acknowledgement of receipt of written notification from the Administrative Agent (A) as to the existence of each such Mortgaged Property and (B) as to whether the community in which each such Mortgaged Property is located is participating in the Flood Program; and (iv) if any Mortgaged Property is located in a Flood Zone and is located in a community that participates in the Flood Program, evidence that the applicable Loan Party has obtained a policy of flood insurance that is in compliance with all applicable regulations of the Board of Governors.
The parties hereto hereby agree that, upon satisfaction of the conditions precedent set forth in clauses (a) through (g) (inclusive) of this Section 4 and notwithstanding anything in this Amendment to the contrary, the amendments set forth in Section 2(d) hereof shall become effective immediately prior to the effectiveness of the Incremental Tranche A-1 Term Commitments.
SECTION 5.     Mortgage Covenant. The US Borrower agrees that, not later than the date that is 30 days after the Amendment Effective Date (or such longer period of time as the Administrative Agent, in its sole discretion, may agree in writing), it shall take all such actions and execute and deliver to the Administrative Agent, or caused to be executed and delivered to the Administrative Agent, all such amendments to the Mortgages and other documents, instruments, agreements and certificates that the Administrative Agent shall reasonably request to ensure that the Mortgages in effect as of the Amendment Effective Date continue to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid first-priority security interest (subject to Permitted Prior Liens) in the Material Real Property covered by such Mortgages after giving effect to the Incremental Facility Transactions and shall deliver to the Administrative Agent title searches and opinions with respect to the foregoing.
SECTION 6.     Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the US Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the US Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.     Applicable Law; Submission to Jurisdiction and Waivers; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.
(b)     EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.13 AND 9.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 8.     Counterparts; Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the US Borrower, the Administrative Agent, the Incremental Tranche A-1 Term Lenders and the Required Lenders.

SECTION 9.     Fee; Expenses. (a) The US Borrower hereby agrees to pay to the Administrative Agent, for the account of each Incremental Tranche A-1 Term Lender, an upfront fee (the “Upfront Fees”) in an amount equal to 0.30% of the aggregate Incremental Tranche A-1 Term Commitment of such Incremental Tranche A-1 Term Lender as set forth on Schedule I hereto. The Upfront Fees will be paid in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date and shall not be refundable.
(b)     The US Borrower hereby agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.05 of the Credit Agreement.
SECTION 10. Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC.
By
/s/ Diana C. Toman
Name: Diana C. Toman
Title: Senior Vice President, General Counsel and Corporate Secretary

COMPASS MINERALS CANADA CORP.
By
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

COMPASS MINERALS UK LIMITED
By
/s/ Caroline McAlindon
Name: Caroline McAlindon
Title: Director and Secretary

[Incremental Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., in its respective capacities as Administrative Agent, an Incremental Tranche A-1 Term Lender, a Revolving Lender and a Term Lender

By
/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of America, N.A.
Lender Name

By:	/s/ Dianne M. Smith
Name: Dianne M. Smith
Title: SVP

For Lenders that require an additional signature:

By:
Name:
Title:

☑ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of Montreal
Lender Name

By:	/s/ Joshua Hovermale
Name: Joshua Hovermale
Title: Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

☑ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of Montreal
Lender Name

By:	/s/ Sean P. Gallaway
Name: Sean P. Gallaway
Title: Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

☑ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of Montreal, London Branch
Lender Name

By:	/s/ Toby Ebdon
Name: Toby Ebdon
Title: MD

For Lenders that require an additional signature:

By:	/s/ Andy McClinton
Name: Andy McClinton
Title: MD

☑ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BOKF, NA dba Bank of Kansas City
Lender Name

By:	/s/ Ryan W. Humphrey
Name: Ryan W. Humphrey
Title: Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

☐ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

THE BANK OF NOVA SCOTIA
Lender Name

By:	/s/ Sangeeta Shah
Name: Sangeeta Shah
Title: Director

☐ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Fifth Third Bank
Lender Name

By:	/s/ Christopher Mosley
Name: Christopher Mosley
Title: Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

☑ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

GOLDMAN SACHS LENDING PARTNERS LLC
Lender Name

By:	/s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Signatory

For Lenders that require an additional signature:

By:
Name:
Title:

☐ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lloyds Bank plc,

By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President Transaction Execution Category A P003

By:	/s/ Joel Slomko
Name: Joel Slomko
Title: Assistant Vice President Transaction Execution Category A S088

☐ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

PNC Bank, National Association

By:	/s/ David Bentzinger
Name: David Bentzinger
Title: Senior Vice President

☑ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Coöperatieve Rabobank U.A., New York Branch
Lender Name

By:	/s/ Bert Corum
Name: Bert Corum
Title: Executive Director

For Lenders that require an additional signature:

By:	/s/ Jeff Geisbauer
Name: Jeff Geisbauer
Title: Executive Director

☑ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

LENDER SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Wells Fargo Bank, NA,
Lender Name

By:	/s/ Damon Bodenhamer
Name: Damon Bodenhamer
Title: Vice President

For Lenders that require an additional signature:

By:	NA
Name:
Title:

☐ Check the box if the Lender will provide an
Incremental Tranche A-1 Term Commitment

[Compass – Incremental Amendment Signature Page]

SCHEDULE I

Incremental Tranche A-1 Term Lenders

Name	Incremental Tranche A-1 Term Commitment
JPMorgan Chase Bank, N.A.	$60,000,000.00
Bank of America, N.A.	125,000,000.00
PNC Bank, National Association	70,000,000.00
Fifth Third Bank	50,000,000.00
Bank of Montreal	65,000,000.00
Coöperatieve Rabobank U.A., New York Branch	80,000,000.00
Total	$450,000,000.00

EXHIBIT A

Reaffirmation

Each of the undersigned Guarantors hereby consents to Incremental Amendment to which this Exhibit A is attached (the “Amendment”) and the transactions contemplated thereby (capitalized terms used in this Reaffirmation but not otherwise defined shall have the meanings assigned to such terms in the Amendment or in the Credit Agreement referred to therein). The US Borrower and each of the undersigned Guarantors further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, in respect of, and to secure, the Obligations of the Borrower, including, without limitation, the Original Term Loans, the Revolving Loans and the Incremental Tranche A-1 Term Loans and (b) agrees that, notwithstanding the effectiveness of the Amendment and the transactions contemplated thereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

[Signature pages follow]

COMPASS MINERALS INTERNATIONAL, INC.
NAMSCO INC.
COMPASS MINERALS AMERICA INC.
COMPASS MINERALS LOUISIANA INC.
COMPASS MINERALS USA INC.
GREAT SALT LAKE HOLDINGS, LLC
GSL CORPORATION
COMPASS MINERALS OGDEN INC.

By
/s/ Diana C. Toman
Name: Diana C. Toman
Title: Senior Vice President, General Counsel and Corporate Secretary

[Reaffirmation Signature Page]